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                                                                    Exhibit 23.2

                          INDEPENDENT AUDITORS' CONSENT


      We consent to the use in this Registration Statement of Versant Corporation on Form S-4 of our report dated January 25, 2003 appearing in the joint proxy statement/prospectus, which is part of this Registration Statement.


      We also consent to the reference to us under the heading "Experts" in such joint proxy statement/prospectus.

/s/ Deloitte & Touche LLP
San Jose, California

November 12, 2003